    As filed with the Securities and Exchange Commission on September 27, 1996

                                                   Registration No. 33-_________
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-8
                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933

                          FIRST PLACE FINANCIAL CORPORATION
                (Exact Name of Registrant as Specified in its Charter)

                   NEW MEXICO                           85-0317365
                (State or Other                       (IRS Employer
                Jurisdiction of                       Identification
                 Incorporation                            Number)
                or Organization)

                   100 EAST BROADWAY, FARMINGTON, NEW MEXICO 87401
                       (Address of Principal Executive Offices)

   FIRST PLACE FINANCIAL CORPORATION PROFIT SHARING PLAN (WITH 401(k) PROVISIONS
          FIRST PLACE FINANCIAL CORPORATION NONSTATUTORY STOCK OPTION PLAN
      FIRST PLACE FINANCIAL CORPORATION SECOND NONSTATUTORY STOCK OPTION PLAN
                              (Full Title of the Plans)

                               JAMES D. ROSE, PRESIDENT
                          FIRST PLACE FINANCIAL CORPORATION
                                  100 EAST BROADWAY
                             FARMINGTON, NEW MEXICO 87401
                       (Name and Address of Agent for Service)

                                    (505) 326-9000
                       (Telephone Number of Agent for Service)

                                      COPIES TO:
                                Mark L. Zoeller, Esq.
                       Rothgerber, Appel, Powers & Johnson LLP
                             1200 17th Street, Suite 3000
                               Denver, Colorado  80202
                                    (303) 623-9000

                           CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                              Proposed        Proposed
 Title of                     Maximum          Maximum
Securities                    Offering        Aggregate        Amount of
  to be       Amount to be     Price          Offering        Registration
Registered     Registered    Per Share         Price              Fee
- --------------------------------------------------------------------------------
Common Stock   150,000(1)     $29.75(2)     $4,462,500(2)     $1,538.79(2)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

    (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of securities to be offered or sold pursuant to the employee benefit plan described herein.

    (2) Pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee based upon the book value per share at August 31, 1996.

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----
PART II  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT. . . . . . . . .  1
    Item 3.  Incorporation of Documents by Reference . . . . . . . . . . . .  1
    Item 6.  Indemnification of Directors and Officers . . . . . . . . . . .  1
    Item 8.  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
    Item 9.  Undertakings. . . . . . . . . . . . . . . . . . . . . . . . . .  3
              (a)  Rule 415 Offering . . . . . . . . . . . . . . . . . . . .  3
              (b)  Undertaking Concerning Filings Incorporating Subsequent
                   Exchange Act Documents by Reference                        3
              (h)  Filing of Registration Statement on Form S-8. . . . . . .  3

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents of First Place Financial Corporation (the "Company") and the First Place Financial Corporation Profit Sharing Plan (With 401(k) Provisions) (the "Plan") and information are incorporated in this Registration Statement by reference:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

     (b) The Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1995 (filed concurrently with this Registration Statement);

     (c) The Company's quarterly report on Form 10-Q for the three-month period ended March 31, 1996;

     (d) The Company's quarterly report on Form 10-Q for the three-month period ended June 30, 1996;

     (e) The Company's Proxy Statement relating to the 1996 Annual Meeting of Shareholders dated April 25, 1996; and

     (f) The description of the common stock of the Company, par value $0.01 (the "Company Stock"), contained in the Company's Registration Statement on Form 8-A, File No. 0-25956, filed by the Company under
          Section 12 of the Exchange Act.

     All documents subsequently filed by the Company and the Plan with the Securities and Exchange Commission (the "Commission") pursuant to
Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article V of the Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law from time to time in effect,


                                   -II-1-

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indemnify any person who is or was a director or officer, employee or agent of the Company or is or was serving at the request of the Company as a director or officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith.

     Section 53-11-4.1 of the New Mexico Business Corporation Act provides, among other things, that a corporation organized under the laws of New Mexico shall have the power to indemnify any person who is or was a director, officer, employee or agent against his expenses and liabilities in connection with any proceedings involving such person by reason of his being or having been such a corporate agent if such person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in such person's official capacity with the corporation, that the person's conduct was in the best interests of the corporation, or, in all other cases, at least not opposed to the corporation's best interests; and (iii) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. In addition, a corporation shall indemnify such persons against his expenses in connection with any proceeding who, in the opinion of the board of directors, has been wholly successful in the defense of any such proceeding.

     The Company maintains directors' and officers' liability insurance which covers certain liabilities and expenses of officers and directors of the Company and covers the Company for reimbursement of payments to directors and officers in respect of such liabilities and expenses.



ITEM 8.  EXHIBITS

     The following exhibits are attached to this registration statement:

      4.1 Articles of Incorporation of Registrant*
      4.2 Bylaws of Registrant*
      5.1 Opinion of Rothgerber, Appel, Powers & Johnson LLP re: legality
      5.2 Internal Revenue Service determination letter dated October 26, 1994 regarding First Place Financial Corporation Profit Sharing Plan (with 401(k) provisions)
     23.1 Consent of Chandler & Company
     23.2 Consent of Rothgerber, Appel, Powers & Johnson LLP
     24.0 Power of Attorney

- ---------------
  * Incorporated by reference from Registrant's Registration Statement on Form S-4, dated April 18, 1995, Registration No. 33-91310.




                                   -II-2-

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ITEM 9.  UNDERTAKINGS

     (a)  RULE 415 OFFERING

          The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) UNDERTAKING CONCERNING FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE

     The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an the Plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h)  FILING OF REGISTRATION STATEMENT ON FORM S-8

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington and the State of New Mexico, on this 27th day of September 1996.

                                        FIRST PLACE FINANCIAL CORPORATION

                                        By: /s/ James D. Rose
                                           -----------------------------------
                                             James D. Rose, President and
                                                Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                  Position with
                              First Place Financial
     Signature                     Corporation                   Date
     ---------                ---------------------              ----

 /s/ James D. Rose           Chairman and Director        September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Marlo L. Webb

 /s/ James D. Rose           Vice Chairman and Director   September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Robert S. Culpepper

 /s/ James D. Rose           Director and CEO             September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Richard I. Ledbetter

 /s/ James D. Rose           Director, President and      September 27, 1996
- ------------------------     Chief Operating Officer
James D. Rose

 /s/ James D. Rose           Secretary and Treasurer      September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Myron C. Taylor


                                   -II-4-

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 /s/ James D. Rose
- ------------------------     Director                     September 27, 1996
James D. Rose, as
attorney-in-fact for
J. Gregory Merrion


 /s/ James D. Rose           Director                     September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Roy L. ("Bunky") Owen

 /s/ James D. Rose           Director                     September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Jack M. Morgan

                             Director                     September 27, 1996

- ------------------------
Ben Heikkinen


 /s/ James D. Rose           Director                     September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Tom Bolack

 /s/ James D. Rose           Director                     September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Thomas C. Taylor

 /s/ James D. Rose           Director                     September 27, 1996
- ------------------------
James D. Rose, as
attorney-in-fact for
Robert C. Rhien

 /s/ James D. Rose
- ------------------------     Director                     September 27, 1996
James D. Rose, as
attorney-in-fact for
James C. Henderson


                                   -II-5-

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                               EXHIBIT INDEX


Exhibit No.                          Description                        Page No.
- -----------                          -----------                        --------

 4.1           Articles of Incorporation of Registrant                      *
 4.2           Bylaws of Registrant                                         *

 5.1           Opinion of Rothgerber, Appel, Powers & Johnson LLP           9
 5.2           Internal Revenue Service determination letter dated
               October 26, 1994 regarding First Place Financial
               Corporation Profit Sharing Plan (with 401(k) provision)     10

23.1           Consent of Chandler & Company                               12
23.2           Consent of Rothgerber, Appel, Powers & Johnson LLP          13

24.0           Power of Attorney                                           14

- ---------------
*   Incorporated by reference from Registrant's Registration
    Statement on Form S-4, dated April 18, 1995, Registration
    No. 33-91310














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